Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 14. Income Taxes

Significant components of the Company's deferred tax assets as of March 31, 2011 and 2010 are shown below:

	2011	2010
Deferred tax asset:
Net operating loss carryforward	$8,661,000	$10,938,000
Research credits	28,000	24,000
Expenses recognized for granting of options and warrants	927,000	800,000
Accrued expenses and reserves	41,000	104,000
Valuation allowance	(9,657,000)	(11,866,000)

	$—	$—

Based on the weight of available evidence, the Company's management has determined that it is more likely than not that the net deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company's income tax provision consists of state minimum taxes.

The income tax provision differs from that computed using the federal statutory rate applied to income before taxes as follows:

	2011	2010
Computed tax benefit at federal statutory rate	$(2,091,000)	$(1,920,000)
State tax, net of federal benefit	(307,000)	(645,000)
Warrant MTM Adjustment	(17,000)	—
Permanent items and other	4,625,600	(3,226,400)
Valuation allowance	(2,209,000)	5,793,000

	$1,600	$1,600

At March 31, 2011, the Company has federal and state net operating loss carryforwards of approximately $21,743,000 and $21,706,000 which will begin to expire in 2020 and 2014, respectively, unless previously utilized. At March 31, 2011, the Company has federal and California research and development tax credits of approximately $17,000 and $16,000, respectively. The federal research tax credit begins to expire in 2026 unless previously utilized and the California research tax credit has no expiration date.

Utilization of the net operating loss and research and development carryforwards might be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an "ownership change" as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Since the Company's formation, the Company has raised capital through the issuance of capital stock on several occasions which, combined with the purchasing stockholders' subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future upon subsequent disposition.

The Company has not completed a study to assess whether an ownership change has occurred. If the Company has experienced an ownership change, utilization of the NOL or R&D credit carryforwards would be subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company's stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL or R&D credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Due to the existence of the valuation allowance, future changes in the Company's unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.

FASB ASC Topic 740, Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in the financial statements, provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition threshold. The Company did not record any unrecognized tax benefits upon adoption of Accounting for Uncertainty in Income Taxes. The Company's policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense.

The Company does not have any unrecognized tax benefits that will significantly decrease or increase within 12 months of March 31, 2011. The Company is subject taxation in the US and the state of California.

As of March 31, 2011, the Company is no longer subject to U.S. federal examinations for years before 2007 and for California franchise and income tax examinations before 2006. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carry forward amount. The Company is not currently under examination by U.S. federal or state jurisdictions.